UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2004

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1915 Rexford Road, Charlotte, North Carolina		28211
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2004, we issued a press release to announce an agreement to jointly develop an underground natural gas storage field to help meet increased market demand for natural gas in the eastern United States. A copy of the press release is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

November 16, 2004	By:	Barry L. Guy

Name: Barry L. Guy
Title: Vice President and Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.1	Equity Contribution Agreement dated as of November 12, 2004 between Columbia Gas Transmission Corporation and Piedmont Natural Gas Company, Inc.
10.2	Construction, Operation and Maintenance Agreement By and Between Columbia Gas Transmission Corporation and Hardy Storage Company, LLC Dated November 12, 2004
10.3	Operating Agreement of Hardy Storage Company, LLC Dated as of November 12, 2004
99.1	NiSource and Piedmont Natural Gas partner on Hardy Storage project